LIGHTHOUSE OPPORTUNITY FUND

Supplement dated December 8, 2006 to
Prospectus dated December 28, 2005

Lighthouse Capital Management, LP, the advisor to the Lighthouse Opportunity Fund (the “Fund”), has recommended, and the Board of Trustees of the Professionally Managed Portfolios has approved, the liquidation of the Fund.

Effective December 8, 2006, the Fund will no longer accept purchases. In addition, the Fund’s investment advisor is no longer actively investing the Fund’s portfolio and the Fund’s assets are being converted into cash and cash equivalents. As a result, as of December 8, 2006, the Fund will no longer be pursuing its stated investment objective. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus. Accounts not redeemed by January 12, 2007 will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Fund’s transfer agent at (866) 811-0218 prior to January 12, 2007 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at (866) 811-0218 or (713) 688-6881 if you have questions or need assistance.

Please retain this Supplement with the Prospectus.